SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K

                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
             Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported):
                       April 11, 1996


                      TIME WARNER INC.
   (Exact name of registrant as specified in its charter)



          DELAWARE                       1-8637                  13-1388520
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



          75 Rockefeller Plaza, New York, NY  10019
    (Address of principal executive offices)  (zip code)

                       (212) 484-8000
    (Registrant's telephone number, including area code)

                       Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.   Exhibits

  4.1 Certificate of Designation of the 10 1/4 % Series K Exchangeable Preferred Stock

  4.2    Form of Senior Subordinated Indenture




                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 15, 1996.


                              TIME WARNER INC.


                              By:  /S/ THOMAS W. MCENERNEY
                                  -------------------------------
                                  Name:  Thomas W. McEnerney
                                  Title:    Vice President

                        EXHIBIT INDEX

           Pursuant to Item 601 of Regulation S-K



EXHIBIT NO.          DESCRIPTION OF EXHIBIT

     4.1             Certificate of Designation of
                     the 10 1/4 % Series K Exchangeable
                     Preferred Stock

     4.2             Form of Senior Subordinated
                     Indenture